NINTH AMENDMENT TO CREDIT AGREEMENT

          THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of February 12, 2002, is by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders which are parties to the Credit Agreement (as such term is defined below) (the "LENDERS"), FLEET NATIONAL BANK, as Initial Issuing Bank (the "INITIAL ISSUING BANK"), FLEET NATIONAL BANK, as the Swing Line Bank (the "SWING LINE BANK"; each of the Lenders, the Initial Issuing Bank and the Swing Line Bank, individually, a "LENDER PARTY" and, collectively, the "LENDER PARTIES"), and FLEET NATIONAL BANK, as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "ADMINISTRATIVE AGENT") for the Lender Parties.

                              W I T N E S S E T H :
                              -------------------

          WHEREAS, the Borrower, Lenders, Initial Issuing Bank, Swing Line Bank and Administrative Agent are party to that certain Credit Agreement, dated as of March 31, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of September 23, 1998, that certain Second Amendment to Credit Agreement and Consent, dated as of February 12, 1999, that certain Third Amendment to Credit Agreement and Consent, dated as of November 16, 1999, that certain Fourth Amendment to Credit Agreement and Waiver, dated as of February 15, 2000, that certain Fifth Amendment to Credit Agreement, dated as of September 28, 2000, that certain Sixth Amendment to Credit Agreement and Consent, dated as of February 5, 2001, that certain Seventh Amendment to Credit Agreement and Consent, dated as of June 26, 2001 and that certain Eighth Amendment to Credit Agreement, dated as of November 21, 2001 (as so amended and as it may hereafter be further amended, supplemented, restated, extended or otherwise modified from time to time, the "CREDIT AGREEMENT");

          WHEREAS, Events of Default exist under (i) Section 5.04(a) (Funded Debt to EBITDA Ratio) of the Credit Agreement for the period of four fiscal quarters ended December 30, 2001 based on an actual Funded Debt to EBITDA Ratio of 4.57 to 1.0 versus a required Funded Debt to EBITDA Ratio of 4.10 to 1.0 and
(ii) Section 5.04(b) (Interest Coverage Ratio) for the period of four fiscal quarters ended December 30, 2001 based on an actual Interest Coverage Ratio of
2.33 to 1.0 versus a required Interest Coverage Ratio of 2.35 to 1.0 (the Events of Default described in clauses (i) and (ii), the "EXISTING EVENTS OF DEFAULT");

          WHEREAS, the Borrower has requested that the Administrative Agent and Lender Parties waive the Existing Events of Default;

          WHEREAS, the Borrower has proposed to sell all of the stock of its subsidiary, Automatic Systems, Inc. ("ASI");

          WHEREAS, the Borrower has also requested that the Administrative Agent and Lender Parties otherwise amend the Credit Agreement as and to the extent set forth in this Amendment; and

          WHEREAS, the Administrative Agent and Lender Parties are agreeable to the foregoing as and to the extent set forth in this Amendment and subject to each of the terms and conditions stated herein.

          NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, the Borrower and its Subsidiaries by the Lender Parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.        DEFINITIONS.   Except  to  the  extent  otherwise  specified   herein,
capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2.        CONSENT.

          Notwithstanding the provisions of Section 5.01(f) (Preservation of Corporate Existence, Etc.), Section 5.02(d) (Fundamental Changes) and Section 5.02(e) (Sales, Etc. of Assets) of the Credit Agreement or any other provision of the Credit Agreement, but subject to the conditions precedent set forth in
Section 6 hereof and the other terms and conditions of this Amendment, the Administrative Agent and Lender Parties hereby consent to the sale by the Borrower of all of the stock of ASI to a third party in an arms- length transaction; PROVIDED, THAT, (i) the Borrower shall sell all the shares of stock of ASI for their fair market value, (ii) the total consideration received by the Borrower from the sale of the stock of ASI is comprised of a combination of cash, a promissory note payable by the purchaser (the "Promissory Note") and a post-closing earn-out provision, with the total amount of cash paid to the Borrower at closing being at least $19,500,000 and the amounts of the Promissory Note and the earn-out provision being acceptable to the Administrative Agent, in its sole discretion, (iii) the terms and conditions of the Promissory Note and such earn-out provision shall be satisfactory to the Administrative Agent, (iv) the entire Net Cash Proceeds received at closing from the sale of the stock of ASI shall be applied to prepay the then outstanding Advances in accordance with
Section 2.06(b)(ii) of the Credit Agreement, resulting in a corresponding permanent reduction in the amount of the Revolving Credit Facility, (v) the Net Cash Proceeds, if any, received from time to time after closing of the sale of the stock of ASI, whether such Proceeds are received as payments under the terms and conditions of the Promissory Note or received as payments under the earn-out provision shall upon receipt by the Borrower be promptly applied to prepay the then outstanding Advances in accordance with the terms of Section 2.06(b)(ii) of the Credit Agreement, with each such prepayment resulting in a corresponding permanent reduction in the amount of the Revolving Credit Facility, (vi) the Promissory Note shall be pledged to the Administrative Agent, for the benefit of itself and the Lender Parties, as additional Collateral for the Obligations of the Loan Parties under the Loan Documents pursuant to documentation in form and substance satisfactory to the Administrative Agent, and the Borrower shall take all such steps as may be necessary or desirable in order to provide the Administrative Agent, on behalf of itself and the Lender Parties, with a first priority perfected security interest in the Promissory Note, (vii) the transaction does not result in a breach or other violation of any of the terms and conditions of the Senior Subordinated Note Indenture or any other Senior Subordinated Note Document or result in a circumstance which requires any of the proceeds from the sale of the stock of ASI to be applied to repay or repurchase any of the Senior Subordinated Notes, (viii) at or prior to the time of consummation of the transaction, Borrower's outside legal counsel shall deliver a legal opinion to Administrative Agent, for the benefit of Administrative Agent and the other Credit Parties, in form and substance satisfactory to the Administrative Agent, (A) to the effect that the transaction is in compliance with the terms of the Credit Agreement and the other Loan Documents, (B) to the effect that the transaction does not result in a breach or other violation of the terms and conditions of the Senior Subordinated Note Indenture or any other Senior Subordinated Note Document or result in a circumstance which requires any of the proceeds from the transaction to be applied to repay or repurchase any of the Senior Subordinated Notes and (C) concerning such other matters as the Administrative Agent may request, and (ix) the purchase agreement and other legal agreements and documentation governing the sale of the stock of ASI shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent and its counsel shall have had sufficient time to review such purchase agreement and all such other legal agreements and documentation prior to the consummation of the transaction.

3. WAIVER. The Administrative Agent and Lender Parties hereby waive the Existing Events of Default under Sections 5.04(a) and 5.04(b) of the Credit Agreement solely for the period of four fiscal quarters ended December 30, 2001. The foregoing waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any other right, power or remedy of the Administrative Agent or any Lender Party under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any Default or Event of Default under the Credit Agreement or any other Loan Document, other than as expressly provided in this
Section 3.

4.        AMENDMENTS.

          4.1. (a) Section 1.01 of the Credit Agreement is amended by deleting from the definition of "APPLICABLE MARGIN" the entire pricing chart contained therein and replacing it with the following chart:

                         APPLICABLE MARGIN  APPLICABLE MARGIN  APPLICABLE MARGIN
    RATIO OF FUNDED       FOR PRIME RATE     FOR EURODOLLAR      FOR COMMITMENT
     DEBT TO EBITDA          ADVANCES         RATE ADVANCES          FEE
------------------------ -----------------  -----------------  -----------------

Equal to or greater than
     4.50                      2.000%              3.250%            0.500%
Equal to or greater than
     4.00 less than 4.50       1.750%              3.000%            0.500%
Equal to or greater than
     3.50 less than 4.00       1.500%              2.750%            0.500%
Equal to or greater than
     3.00 less than 3.50       1.250%              2.500%            0.500%
Less than 3.00                 1.000%              2.250%            0.400%

          In addition, notwithstanding any other provision of the Credit Agreement or any other Loan Document, pricing shall remain at the highest level set forth in the above pricing chart until the earlier of (i) the prepayment of Advances and a corresponding permanent reduction in the amount of the Revolving Credit Facility of at least $19,500,000 from the Net Cash Proceeds received by the Borrower from its sale of the stock of ASI in a transaction consummated in compliance with the terms and conditions of Section 2 of the Ninth Amendment and
(ii) delivery to the Administrative Agent of the Borrower's Financial Statements for its fiscal quarter ended September 30, 2002.

          4.2. Section 1.01 of the Credit Agreement is amended by inserting the following additional definition in the proper alphabetical order:


          "NINTH   AMENDMENT"  means  that  certain  Ninth  Amendment  to Credit
          Agreement, dated as of February 12, 2002, by and among the Borrower, the Administrative Agent and the Lenders and other Lender Parties.

          4.3. Section 5.01 of the Credit Agreement (Covenants) is amended by inserting the following additional covenants at the end thereof as new Sections 5.01(p) and (q):


               "(p)  MACHINERY AND EQUIPMENT  APPRAISALS.  The Borrower,  at its
          expense, shall from time to time deliver, as promptly as possible following Administrative Agent's request therefore and in any event within sixty (60) days following Administrative Agent's request therefore, all such appraisals and valuations of machinery and equipment as Administrative Agent shall from time to time request. Any and all such appraisals and valuations shall be performed by appraisers selected by Administrative Agent (and Administrative Agent in its discretion shall determine whether the appraiser is engaged by the Administrative Agent or by the Borrower on the Administrative Agent's behalf) and shall be prepared on a basis acceptable to Administrative Agent.


               (q) MORTGAGES. As promptly as possible following the date of the Ninth Amendment, and in any event within ninety (90) days thereafter, the Borrower shall have taken all actions necessary or desirable to grant to the Administrative Agent, for the benefit of itself and the Lender Parties, a first priority, perfected mortgage and lien on each of the real properties set forth on SCHEDULE A to the Ninth Amendment. In furtherance, but in limitation of the generality of the foregoing sentence, as promptly as possible following the date of the Ninth Amendment, and in any event within ninety (90) days thereafter, the Borrower shall deliver to the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, with respect to each of the real properties set forth on SCHEDULE A to the Ninth Amendment
          (i) a duly executed mortgage, in form and substance satisfactory to the Administrative Agent, (ii) a title policy naming the Administrative Agent, on behalf of itself and the other Lender Parties, from a title company acceptable to the Administrative Agent,
          (iii) a new survey or existing survey acceptable to the Administrative Agent, (iv) UCC-1 financing statement fixture filings, in form and substance satisfactory to the Administrative Agent, (v) an opinion of local counsel as to due execution, authority, perfection and other matters, from local counsel acceptable to the Administrative Agent and in form and substance satisfactory to the Administrative Agent and
          (vi) payment of all applicable mortgage recording taxes, title provisions, recording and filing fees, search charges and other similar charges and expenses. The Administrative Agent shall have the right, at Borrower's expense, to conduct or have an independent environmental firm selected by the Administrative Agent conduct all such environmental reviews, assessments, audits, and investigations with respect to any of the real properties set forth on SCHEDULE A to the Ninth Amendment as the Administrative Agent may request. In the event that the Administrative Agent determines on the basis of any such environmental review, assessment, audit or investigation not to proceed with the filing of a mortgage on any of the real properties set forth on SCHEDULE A to the Ninth Amendment, the Administrative Agent and Borrower shall in good faith act to find a replacement unencumbered real property or properties of Borrower of equal or greater value which shall be mortgaged to the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, pursuant to the requirements of this Section 5.01 (q)."

          4.4. Section 5.04(a) of the Credit Agreement (Funded Debt to EBITDA Ratio) is amended by resetting the financial covenants contained therein for the periods provided below to the new levels set forth below:


          FOUR FISCAL QUARTERS ENDING ON:              RATIO
          -------------------------------              -----

          December 31, 2001                         4.85 to 1.0
          March 31, 2002                            4.85 to 1.0
          June 30, 2002                             4.75 to 1.0
          September 30, 2002                        4.50 to 1.0
          December 31, 2002                         4.25 to 1.0

          4.5. Section 5.04(b) of the Credit Agreement (Interest Coverage Ratio) is amended by resetting the financial covenants contained therein for the periods provided below to the new levels set forth below:


          FOUR FISCAL QUARTERS ENDING ON:               RATIO
          -------------------------------               -----


          December 31, 2001                          2.00 to 1.0
          March 31, 2002                             2.00 to 1.0
          June 30, 2002                              2.25 to 1.0
          September 30, 2002                         2.50 to 1.0
          December 31, 2002                          2.75 to 1.0

          4.6. Section 5.04(d) of the Credit Agreement (Minimum Net Worth) is amended and restated in its entirety to read as set forth below:


          "(d) MINIMUM NET WORTH. Maintain, as of the last day of each fiscal quarter, an excess of Consolidated total assets over Consolidated total liabilities of the Borrower and its Subsidiaries of not less than (i) $200,000,000, as such amount may be reduced in connection with any write down of goodwill relating to ASI based on FASB 141 or loss in connection with the Borrower's sale of the stock of ASI in a transaction consummated in compliance with Section 2 of the Ninth

          Amendment by an amount equal to the lesser of (x) the actual amount of the write down of goodwill or loss in connection with such sale transaction and (y) $120,000,000 plus (ii) 75% of Consolidated positive net income (and excluding 100% of Consolidated net losses) of the Borrower and its Subsidiaries since December 31, 2001 to and including each date of determination computed on a cumulative basis for said entire period."

          4.7. Section 5.04 of the Credit Agreement is hereby amended by adding the following as a new Section 5.04(e):


          "(e) MINIMUM EBITDA. Maintain, as of the last day of each fiscal quarter of the Borrower set forth below, EBITDA for the one fiscal quarter then ended of the Borrower of not less than the amount set forth below for such fiscal quarter:


          FISCAL QUARTER ENDING ON:                    AMOUNT
          -------------------------                    ------


          March 31, 2002                             $16,000,000
          June 30, 2002                              $16,000,000
          September 30, 2002                         $17,000,000
          December 31, 2002                          $17,000,000"

5.        REPRESENTATIONS AND  WARRANTIES OF THE BORROWER.   The Borrower hereby
represents and warrants as follows:

          5.1. Each of the representations and warranties set forth in the Credit Agreement, including, without limitation, in Article IV of the Credit Agreement, and in each other Loan Document, is true, correct and complete on and as of the date hereof as though made on the date hereof. In addition, the Borrower hereby represents, warrants and affirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

          5.2. As of the date hereof and after giving effect to this Amendment, there exists no Default or Event of Default under the Credit Agreement or any other Loan Document, and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

          5.3. The execution, delivery and performance by each applicable Loan Party of this Amendment and/or the reaffirmations and confirmations attached hereto and each other Loan Document and the consummation of the transaction contemplated by Section 2 of this Amendment are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, (i) contravene such Loan Party's charter or bylaws,
(ii) violate any law (including, without limitation, the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, any Regulation of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any material contract, loan agreement, indenture (including, without limitation, the Senior Subordinated Note Indenture), mortgage, deed of trust, lease or other material instrument or agreement binding on or affecting any Loan Party, any of its Subsidiaries or any of their respective properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. Neither any Loan Party nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture (including, without limitation, the Senior Subordinated Note Indenture), mortgage, deed of trust, lease or other instrument or agreement, the violation or breach of which could reasonably be expected to have a Material Adverse Effect.

          5.4. Each of this Amendment and each other Loan Document has been duly executed and delivered by each Loan Party party hereto and thereto. Each of this Amendment and each other Loan Document is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms.

          5.5. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment, any other Loan Document or any other agreement or document related hereto or thereto or contemplated hereby or thereby to which it is or is to be a party or otherwise bound, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or remedies in respect of the Collateral pursuant to the Collateral Documents.

6. CONDITIONS PRECEDENT TO THIS AMENDMENT. The effectiveness of this Amendment is subject to the satisfaction, in form and substance satisfactory to the Administrative Agent, of each of the following conditions precedent:

          6.1. The Borrower and Lenders shall have duly executed and delivered this Amendment and each other Loan Party shall have duly executed the attached Acknowledgment and Ratification in connection with this Amendment.

          6.2. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

          6.3. The representations and warranties contained in Section 4 of this Amendment, the Credit Agreement and each other Loan Document shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.

          6.4. The Borrower shall have paid an amendment fee to the Administrative Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment (each such Lender being an "APPROVING LENDER"), in an amount equal to 0.125% (i.e. 12.5 basis points) of such Approving Lender's Revolving Credit Commitment.

          6.5. The Borrower and the other Loan Parties shall have taken all such other actions and executed and delivered all such other agreements, instruments, certificates and documents, if any, as the Administrative Agent shall have reasonably requested.

7.        REFERENCE TO  AND  EFFECT  UPON THE  CREDIT AGREEMENT  AND OTHER  LOAN
DOCUMENTS.


          7.1. Except as specifically amended in Section 4 above and for the specific consent and waivers set forth in Sections 2 and 3, respectively, above the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

          7.2. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

9. COSTS AND EXPENSES. The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Administrative Agent (including, without limitation, all reasonable attorneys' fees) in connection with the preparation, execution and delivery of this Amendment and the taking of any actions by any Person in connection herewith.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

11. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                            [signature pages follow]

                          SCHEDULE A TO NINTH AMENDMENT

                               MORTGAGE PROPERTIES



1.        Muskegon, MI

2.        Charlotte, NC

3.        Wadesboro, NC

4.        Cedar Rapids, IA

5.        Damascus, VA

6.        Abington, VA

7.        Amherst, NY

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized on the date first above written.



                                      COLUMBUS MCKINNON CORPORATION


                                      By:  /s/ Robert L. Montgomery
                                           -----------------------------------
                                               Robert L. Montgomery
                                      Title:   Executive Vice President

                         ACKNOWLEDGMENT AND RATIFICATION

       The undersigned hereby acknowledge and agree to this Amendment, and agree that the Guaranty, the Security Agreement, and the Intellectual Property Security Agreement, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed by and on behalf of the undersigned, this 12th day of February 2002.


                                      AUTOMATIC SYSTEMS, INC.

                                      By:  /s/ Robert L. Montgomery
                                           -----------------------------------
                                               Robert L. Montgomery
                                      Title:   Treasurer



                                      LICO STEEL, INC.

                                      By:  /s/ Robert L. Montgomery
                                           -----------------------------------
                                               Robert L. Montgomery
                                      Title:   Treasurer



                                      CRANE, ENGINEERING & SERVICE GROUP, INC.

                                      By:  /s/ Robert L. Montgomery
                                           -----------------------------------
                                               Robert L. Montgomery
                                      Title:   Treasurer



                                      HANDLING SYSTEMS AND CONVEYORS, INC.

                                      By:  /s/ Robert L. Montgomery
                                           -----------------------------------
                                               Robert L. Montgomery
                                      Title:   Treasurer



                                      YALE INDUSTRIAL PRODUCTS, INC.

                                      By:  /s/ Robert L. Montgomery
                                           -----------------------------------
                                               Robert L. Montgomery
                                      Title:   Treasurer

                                      LENDERS

                                      FLEET NATIONAL BANK,  as Administrative
                                      Agent, Initial Issuing Bank, Swing Line
                                      Bank and Lender


                                      By:  /s/ John C. Wright
                                           -----------------------------------
                                      Name:    John C. Wright
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      ABN-AMRO BANK N.V. NEW YORK
                                      BRANCH, as a Co-Agent and Lender


                                      By:  /s/ Richard Schrage
                                           -----------------------------------
                                      Name:    Richard Schrage
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------



                                      By:  /s/ Dean P. Giglio
                                           -----------------------------------
                                      Name:    Dean P. Giglio
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      THE BANK OF NOVA SCOTIA, as a Co-Agent
                                      and Lender


                                      By:  /s/ Philip Adsetts
                                           -----------------------------------
                                      Name:    Philip Adsetts
                                           -----------------------------------
                                      Title:   Managing Director
                                            ----------------------------------

                                      LENDERS

                                      MANUFACTURERS AND TRADERS TRUST
                                      COMPANY, as a Co-Agent and Lender


                                      By:  /s/ Jeffrey P. Kenefick
                                           -----------------------------------
                                      Name:    Jeffrey P. Kenefick
                                           -----------------------------------
                                      Title:   Assistant Vice President
                                            ----------------------------------

                                      LENDERS

                                      HSBC BANK USA (formerly known as Marine
                                      Midland Bank), as a Co-Agent and Lender


                                      By:  /s/ John G. Tierney
                                           -----------------------------------
                                      Name:    John G. Tierney
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      COMERICA BANK


                                      By:  /s/ Joel S. Gordon
                                           -----------------------------------
                                      Name:    Joel S. Gordon
                                           -----------------------------------
                                      Title:   Account Officer
                                            ----------------------------------

                                      LENDERS

                                      FIRST UNION NATIONAL BANK


                                      By:  /s/ Jorge A. Gonzalez
                                           -----------------------------------
                                      Name:    Jorge A. Gonzalez
                                           -----------------------------------
                                      Title:   Senior Vice President
                                            ----------------------------------

                                      LENDERS

                                      KEYBANK NATIONAL ASSOCIATION


                                      By:  /s/ Thomas L. Purcell
                                           -----------------------------------
                                      Name:    Thomas L. Purcell
                                           -----------------------------------
                                      Title:   Senior Vice President
                                            ----------------------------------

                                      LENDERS

                                      MELLON BANK, N.A.


                                      By:  /s/ Edward J. Kloecker
                                           -----------------------------------
                                      Name:    Edward J. Kloecker
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      BANKERS TRUST COMPANY


                                      By:  /s/ Diane F. Rolfe
                                           -----------------------------------
                                      Name:    Diane F. Rolfe
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      THE BANK OF NEW YORK


                                      By:  /s/ Christine T. Rio
                                           -----------------------------------
                                      Name:    Christine T. Rio
                                           -----------------------------------
                                      Title:   Vice President
                                            ----------------------------------

                                      LENDERS

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By:  /s/ Eric Huff
                                           -----------------------------------
                                      Name:    Eric Huff
                                           -----------------------------------
                                      Title:   Assistant Vice President
                                            ----------------------------------

                                      LENDERS

                                      NATIONAL CITY BANK OF PENNSYLVANIA


                                      By:  /s/ Sean D. Grant
                                           -----------------------------------
                                      Name:    Sean D. Grant
                                           -----------------------------------
                                      Title:   Assistant Vice President
                                            ----------------------------------